Exhibit 99.1

Pharsight Corporation

Investor Presentation

June 2005

Shawn O’Connor

President & CEO

Cynthia Stephens

SVP & CFO

Forward-Looking Statements

This presentation contains forward-looking statements related to future events or our future financial performance, including forward-looking statements regarding our competitive position, trends in customer demand, potential business growth, opportunities to leverage our financial model, our market position, potential increases in our revenue, customer base and market interest in our solutions, expansion of scope and increasing efficiency of consulting engagements, new service offerings, market conditions and future revenue growth and profitability. Actual releases of future versions of our software, including any new features and/or functionality that may be included therein, will be on a when-and-if available basis only, and whether any new version will actually be made available remains at the sole discretion of Pharsight.

These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, and the failure of the market for Pharsight’s products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions. Further information on potential factors that could affect actual results is included in Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on February 12, 2005. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2005 Pharsight. All rights reserved. 2

Pharsight is…

Delivering breakthrough improvement in the clinical drug development process to pharmaceutical companies by…

Accelerating client product time-to-market

Improving client development efficiencies

Copyright © 2005 Pharsight. All rights reserved. 3

Profile

Background

Founded 1995; IPO August 2000

Headquarters - Mountain View, CA

East Coast Office - Cary, NC

Headcount - approx 90

US, Europe, Australia

OTCBB: PHST

Business and Products

Market leading provider of data repository and report automation tools and PK/PD data analysis software

Pharsight® Knowledgebase ServerTM (PKSTM) Suite

WinNonlin®

Opportunity to leverage and accelerate use of scientific methodology through new software application

Drug Model ExplorerTM (“DMXTM”)

Unique provider of strategic scientific consulting and decision analysis delivering significant impact to customers’ drug development process

Recent Financial Performance

Demonstrable progress towards achievement of long-term sustainable, profitable revenue growth, with…

5 consecutive quarters of net income

2 consecutive years of revenue growth > 25%

Copyright © 2005 Pharsight. All rights reserved. 4

Executive Team

Shawn O’Connor President & Chief Executive Officer

QRS, Diasonics Ultrasound, Peat Marwick

Cynthia Stephens SVP & Chief Financial Officer

Rainmaker Systems, Calico, Quiver, Infoseek/

The Walt Disney Company

James Hayden SVP Global Sales

Accelrys, Bio-Rad Laboratories, Raytheon

Mark Hovde SVP Marketing

Hovde Associates, Fast Track Systems, DataEdge

Mona Sowiski SVP Drug Development Consulting Services

Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt

Daniel Weiner, PhD SVP Software Products

IVAX, Merrell Dow, Syntex, Quintiles

William Gillespie, PhD VP & Lead Scientist, Consulting Services, East Coast

GloboMax, FDA (CDER), Univ. of Texas at

Austin-College of Pharmacy

Greg Lee, PhD VP Research & Development

Sunrise Test Systems, Weitek, Schlumberger

Nancy Risch VP Global Sales

BBN Corporation, Interleaf, GE, Wang

Russ Wada, PhD VP Consulting Services, West Coast and Japan

Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW

Rene Bruno, PhD Managing Director, Consulting Services, Europe

Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2005 Pharsight. All rights reserved. 5

Our Market Opportunity:

Drug Development Cost and Timeline

Clinical Development

$48 Billion1

Research

$25 Billion1

High throughput screening

Combinatorial chemistry

Genomics

Rational drug design

Long, risky and complex

process

Of 5,000 screened compounds, 250 enter preclinical testing, 5 enter clinical testing,

1 is approved by FDA2

Avg cost to develop new drug $802M2 – $1.7B3

Only 3 out of 10 drugs produce revenues that match or exceed R&D costs2

Significant Productivity

Increase and Investment

Productivity Continues

To Decline

1 2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003

2 PhRMA 2003 Industry Profile, March 2003

3 Bain & Co, December 2003

Copyright © 2005 Pharsight. All rights reserved. 6

Our Market Opportunity:

Development Expenditure Estimates

2003 – 2008 CAGR

Branded Pharma 8.6%

Generics 22.6%

Biotech 2.7%

Total Pharma 11.0%

$80,000

$70,000

$60,000

$50,000

$ in Millions

$40,000

$30,000

$20,000

$10,000

$0

2007

2006

2005

2004

2003

2008

Biotech

Generics

Branded Pharma

Development Expenditure by Segment & Product Development Phase: Jefferies & Company - Jefferies Pharmaceutical Services Quarterly Preview – January 19, 2005

Copyright © 2005 Pharsight. All rights reserved. 7

Our Market Opportunity:

Increasing Drug Failure Rates

Decreasing FDA Approval Rates

Chance of drug successfully reaching FDA approval from Phase I has rapidly decreased

Today = 8% approval rate1

25 Years Ago = 14% approval rate1

Impact of Shifting Failure Rates to Earlier Phases

Shifting 5% of failures from Phase III to Phase I = $20M reduction in drug development costs1

Improving ability to predict failure by 10% before beginning clinical trials = $100M reduction in drug development costs1

1 Pacific Research Institute – Peter J. Pitts, Challenges and Opportunities in Health Care, Financial Times Global Pharmaceutical Conference, October 18-19, 2004

Copyright © 2005 Pharsight. All rights reserved. 8

Software Products

Overview of Key Software Offerings

Desktop Software Products

WinNonlin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Trial Simulator™ (“TS2™”)

Computer Assisted Clinical Trial Design & Simulation

WinNonMix® (“WNM™”)

Population Pharmacokinetic Modeling & Simulation

Pharsight® Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Copyright © 2005 Pharsight. All rights reserved. 10

Key Software Offerings

WinNonlin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Key Benefits

Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions

Increases productivity in modeling, analysis and reporting activities

Extensive built-in library of PK, PD and PK-PD models

One-button export of results, plots and tables to MS Word

Potential Growth Drivers

Maintain market share under current subscription model via renewals

Provide upgrade path to support incremental new revenue opportunity

WNL 5.0 release announced for early fiscal year 2006

Sales Model

Subscription license model

Low-cost inside sales force

Distributor in Asia

ASP = $5,000

Copyright © 2005 Pharsight. All rights reserved. 11

Key Software Offerings

Trial Simulator™ 2.0 (“TS2™”)

State-of-the-Art Clinical Trial Design & Simulation Software

Key Benefits

Minimize risk of trial design

Intuitive, protocol-based interface for specifying trial designs

Formalize assumptions

Quantify uncertainty

Built-in facility for exploring alternative trial designs and model uncertainty

Reduce cost of clinical trials and drug development time-to-market

Growth Drivers

Increase potential interoperability with other Pharsight tools

Sales Model

Subscription license model

Low-cost inside sales force

Distributor in Asia

ASP = $16,000

Copyright © 2005 Pharsight. All rights reserved. 12

Key Software Offerings

Trial Simulator Market Opportunity $35 $30 $25 $20 $15 $10 $5

2005 2006 2007 2008 2009 2010

75% Market Share 50% Market Share 25% Market Share

2005 market estimate derived by Pharsight based on number of organizations with at least 1 active compound in Preclinical through Phase III1 with an estimate of 3.3 trials per year per compound, plus an additional 0.65 trials per year per each Phase IV compound. It is estimated that 1 seat of Trial Simulator would be acquired for each 10-20 trials.

Total Market Potential - Trail Simulator

($ in Millions)

Growth rates for 2006 - 2010 derived from calculated 3.83% CAGR in number of active compounds per year 2001 - 20042

1 Med Ad News, May 2005

2 Parexel R&D Sourcebook 2004/5, p 39.

Copyright © 2005 Pharsight. All rights reserved.

13

Key Software Offerings

WinNonMix® (“WNM™”)

Nonlinear Mixed Effects (Population) Analysis Software Application

Key Benefits

Extensive built-in library of PK, PD and PK-PD models

NONMEM data import wizard

Built-in report-ready graphics capability

Estimation algorithms for sparse and for rich data sets

Maximum likelihood or restricted maximum likelihood

Growth Drivers

Increase interoperability with other Pharsight tools

Provide upgrade path, expanded utility

Sales Model

Subscription license model

Low-cost inside sales force

Distributor in Asia

ASP = $7,000

Copyright © 2005 Pharsight. All rights reserved. 14

Key Software Offerings

Pharsight® Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Key Benefits

Dramatically improves data management and data access

Increases productivity in analysis and reporting tasks

Reduces long data preparation cycle for PK analysis

Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

Potential Growth Drivers

Installed base of current large pharma clients – expand seat count within current clients

Optimize adoption pattern of industry – expand client-base beyond largest pharma into mid-size pharma and biotech

Tendency to follow the large-pharma leaders

Provide upgrade path, expanded utility

PKS 3.0 release announced for early fiscal year 2006

Sales Model

Subscription and perpetual license model

Software license plus services

Direct sales force

ASP = $10,000 per seat

Copyright © 2005 Pharsight. All rights reserved. 15

Key Software Offerings

PKSTM Market Opportunity

$250

$200

75% Market Share

$150

Total Market Potential - PKS Software

($ in Millions)

50% Market Share

$100

25% Market Share

$50

$0

2009

2008

2007

2006

2005

2010

2005 market estimate derived by Pharsight based on number of organizations with at least 1 active compound in Preclinical or Phase I1 with a potential average PKS license sale of approx $200K per customer.

Growth rates for 2006 – 2010 derived from calculated 3.83% CAGR in number of active compounds per year 2001 – 20042

1 Med Ad News, May 2005

2 Parexel R&D Sourcebook 2004/5, p 39.

Copyright © 2005 Pharsight. All rights reserved. 16

Key Software Offerings

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Recently Released to Market

Desktop application introduced in FY2004

Web-server application released Q3 FY2005

Key Benefits

Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space

Potential Growth Drivers

Expand client base of early adopters

Expand utility and footprint of application

Increase interoperability with other Pharsight tools

Bundling with strategic consulting services

Sales Model

Subscription and perpetual license model

Copyright © 2005 Pharsight. All rights reserved. 17

Key Software Offerings DMXTM Market Opportunity Total Market Potential - DMX Software

$40 $35 $30 $25 $20 $15 $10 $5 $0

2005 2006 2007 2008 2009 2010

75% Market Share 50% Market Share 25% Market Share

2005 market estimate derived by Pharsight based on number of compounds in active development (Phase I – Phase IV)1, exhibiting characteristics amenable to modeling & simulation and which would benefit from DMX visualization. Pharsight estimates 2-4 DMX seats could be required per each such compound.

Growth rates for 2006 – 2010 derived from calculated 3.83% CAGR in number of active compounds per year 2001 – 20041

1 Parexel R&D Sourcebook 2004/5, p 39. Other data are Pharsight estimates

Copyright © 2005 Pharsight. All rights reserved. 18

Software Products

Market Acceptance1

Over 1,000 customers as of March 31, 2005

All Top 50 Pharma2 license at least one of our software products

Our software applications are licensed for use on more than 3,700 researcher desktops

2 of the Top 20 Pharma2 are DMXTM customers

9 of the Top 50 Pharma2 are PKSTM customers

13 active PKSTM customers

440 active seats

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved. 19

Strategic Consulting Services

Strategic Consulting Services

Methodology

Formal, quantitative, model-based decision-making method

Increases drug development productivity

Decreases late stage attrition

Decreases time-to-market

Reduces financial investment

Improves clinical quality and commercial performance of final product

Copyright © 2005 Pharsight. All rights reserved. 21

Strategic Consulting Services Offerings

Early Phase

(I/IIa)

Late Phase

(IIb/III)

Post-Approval

Preclinical

Candidate prioritization, selection & preparation for first-in-man/ proof-of-concept

Life-cycle management

Phase IIIb/IV strategy

Competitive positioning

Label expansion strategy

Go/no-go decision support

Pivotal registration trial design

Proof-of-concept strategy

Dose-finding strategy

First-in-man dose

Biomarker trial design

Dose-ranging trial design

Scaling (competitors, analogues)

Clinical utility index analysis

Adaptive trial and program design

LEVEL OF INTEGRATION

Product profile assessment

Dose justification and optimization

Support in-licensing and out-licensing decisions

Strategic consulting services combined with DMXTM

Copyright © 2005 Pharsight. All rights reserved. 22

Strategic Consulting Services Customer Testimonial

Aventis turned to a computer model from a small company named Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “We stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”

Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas Aventis Chief Scientific Officer and Executive VP of Drug Innovation and Approval

FORBES ASAP | October 7, 2002

Copyright © 2005 Pharsight. All rights reserved. 23

Strategic Consulting Services Potential Growth Drivers

Industry Factors

Increased acceptance of modeling and simulation as alternative to clinical trial results in Pharma’s development cycle

FDA Critical Path Initiative

Internal Factors

Expanding scope and increasing efficiency of consulting engagements

Expanded service offering

Continuing recruitment of best & brightest in the scientific community

Copyright © 2005 Pharsight. All rights reserved. 24

Strategic Consulting Services Market Penetration – Current Clients1

Top 10 Pharma2

40% Market Penetration

Current Clients

Market Opportunity

Top 50 Pharma2

30% Market Penetration

Current Clients

Market Opportunity

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved. 25

Strategic Consulting Services Market Acceptance1

Over 25 active clients during fiscal year ended March 31, 2005

13 of the Top 50 Pharma are active consulting clients

Over 119 projects engaged during Fiscal Year 2005

Typical workplans range from several weeks to annual engagements, and vary in size from $12K to over $3M

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved. 26

Financial Overview

FY05 Accomplishments

FY06 Objectives

Fiscal Year 2005 Results

Continued revenue growth

Y-Y revenue growth of 27%

2nd consecutive year of 25%+ growth

Profitability

Net income of $2.7 million, or 12% of revenues

Profitability in both business units

Achieved positive annual net cash flow

Additional new product development

DMX Web Server

Trial Simulator upgrade

Fiscal Year 2006 Objectives

Continued revenue growth

Profitability

Expansion of market footprint

Additional new product development

Copyright © 2005 Pharsight. All rights reserved. 28

Summary Statement of Operations - Y/Y Q4 & FY2005

(‘000s except per share data)

Q4

Q4

FY05

FY04

FY05

FY04

$17,730

$22,593

$5,403

$6,025

Revenues

7,793

7,761

2,158

2,155

Cost of revenues

9,937

14,832

3,245

3,870

Gross profit

11,673

11,841

2,891

2,990

Operating expenses

(1,736)

2,991

354

880

Income (loss) from operations

(1,997)

2,733

308

807

Net income (loss)

Net income (loss) attributable to

(2,990)

2,123

90

662

common stockholders

$(0.16)

$ 0.11

$ -

$ 0.03

EPS (common), basic

$ (0.16)

$ 0.10

$ -

$ 0.03

EPS (common), diluted

19,051

19,122

19,055

19,226

WASO - basic

21,125

28,434

19,051

WASO - diluted

28,953

Copyright © 2005 Pharsight. All rights reserved. 29

Summary Operating Results – Software Products

Q4 & FY2005

Q4

Q4

FY05

FY04

FY05

FY04

%

$

%

$

%

$

%

$

OPERATING RESULTS

Revenues

$

3,835

40%

$

4,875

39%

$

1,329

16%

$

450

Initial license

40%

4,182

38%

4,617

38%

1,290

44%

1,230

Renewal license

43%

129

2%

298

1%

43

6%

159

Maintenance

1%

1,530

19%

2,288

22%

769

34%

930

Services

16%

100%

9,676

100%

12,078

100%

3,431

100%

2,769

Total

7,057

84%

10,102

72%

2,465

79%

2,195

Gross profit

73%

(459)

18%

2,213

15%

522

11%

314

Income (loss) from operations

-5%

%

$

%

$

%

$

%

$

PRODUCT LINE REVENUES

$

5,610

49%

$

5,904

50%

$

1,718

49%

$

1,357

Desktop products

58%

2,388

28%

3,334

23%

802

16%

448

PKS

24%

148

4%

552

4%

142

1%

33

DMX

2%

1,530

19%

2,288

23%

769

34%

931

Services

16%

100%

$

9,676

100%

$

12,078

100%

$

3,431

100%

$

2,769

Total

Copyright © 2005 Pharsight. All rights reserved. 30

Summary Operating Results – Strategic Consulting Q4 & FY2005

(‘000s)

Q4

Q4

FY05

FY04

FY05

FY04

STRATEGIC CONSULTING SERVICES

$

8,054

100%

$

10,515

100%

$

1,972

100%

$

3,256

Revenues

100%

2,880

45%

4,730

40%

780

51%

1,675

Gross profit

36%

-13%

Income (loss) from operations

587

18%

(128)

-6%

893

8%

(1,007)

Copyright © 2005 Pharsight. All rights reserved.31

Quarterly Revenues

(‘000s)

Software Products

$7,000

Strategic Consulting

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

Q4 FY04

Q1 FY05

Q2 FY05

Q3 FY05

Q4 FY05

Q1 FY04

Q2 FY04

Q3 FY04

Copyright © 2005 Pharsight. All rights reserved. 32

Quarterly Gross Profit

(Percentage of Segment Revenues)

Strategic Consulting

90%

Software Products

80%

70%

60%

50%

40%

30%

20%

10%

0%

Q4 FY05

Q1 FY04

Q2 FY04

Q3 FY04

Q4 FY04

Q1 FY05

Q2 FY05

Q3 FY05

Copyright © 2005 Pharsight. All rights reserved. 33

Sequential Profitability

(‘000s)

Profitability achieved Q4 FY04

$6,500

$6,000

$5,500

$5,000

Revenues

Costs & Expenses

$4,500

$4,000

$3,500

Q3 FY04

Q2 FY04

Q1 FY04

Q4 FY05

Q1 FY05

Q2 FY05

Q3 FY05

Q4 FY04

Copyright © 2005 Pharsight. All rights reserved. 34

Quarterly Operating Income Growth
(000s)



$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05

Copyright © 2005 Pharsight. All rights reserved.
35
Pharsight

Quarterly Operating Cash Flow
('000s)



$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05

Copyright © 2005 Pharsight. All rights reserved.

36

Pharsight

Summary Balance Sheet March 31, 2005

March 31,

March 31,

2005

(‘000s)

2004

ASSETS

$ 10,027

$ 10,579

Cash & Cash Equivalents

3,770

4,809

Accounts Receivable, Net

14,517

15,982

Total Current Assets

15,294

16,822

Total Assets

LIABILITIES & STOCKHOLDERS’ DEFICIT

$ 2,518

$ 3,497

A/P & Accrued Expenses

7,987

7,178

Deferred Revenue - Short Term

1,930

1,975

Notes Payable & Capital Leases

12,435

12,650

Total Current Liabilities

516

126

Deferred Revenue - Long Term

1,094

410

Notes Payable - Long Term

6,164

6,266

Redeemable Conv Pref Stock

(4,915)

(2,630)

Stockholders Deficit

16,822

15,294

Total Liabilities & S/H Deficit

Copyright © 2005 Pharsight. All rights reserved. 37

Equity Structure

(All share data as of March 31, 2005)

Common Shares O/S: 19.2 million

Preferred Shares O/S: 1.9 million

Series A 1.8 million / Series B 0.1 million

Common Equivalent Shares (as converted): 28.4 million

PIPE Financing 6/02 and 9/02 = $7.5M

1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant

Preferred conversion ratio 1:4

Warrants exercisable for 1 share common @ $1.15

Dividend rights: 8%/annum cash or Series B shares

Conversion:

Automatically upon consent of 75% of preferred holders, or

Upon close of public offering of at least $3.006 per share and proceeds of $40M

Redemption:

At election of at least 75% of preferred holders (or at Pharsight’s option) after 5th anniversary of initial issuance at $4.008 per share (June 2007)

Copyright © 2005 Pharsight. All rights reserved. 38

Summary

Current Pharma Market Trends Look Favorable…

Increasing Mindshare for Quantitative-Based Modeling & Simulation…

Continuing Pharsight Investment in Sales, Marketing & Product Development…

Financially Stable & Healthy Business Model…

All Support Our Drive Towards Expansion of Pharsight’s Market Footprint & Sustainable Growth and Profitability

Copyright © 2005 Pharsight. All rights reserved. 39

Notices

Proprietary Notice

All contents Copyright ©2005 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation. WinNonlin®, WinNonMix® and Pharsight® are registered trademarks of Pharsight Corporation. Pharsight Knowledgebase ServerTM, PKSTM, PKS ReporterTM, Drug Model ExplorerTM, DMXTM, Trial SimulatorTM and TS2TM are trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2005 Pharsight. All rights reserved. 40

Pharsight